                                 SCHEDULE 14A
                                (RULE 14a-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                             i2 TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          [i2 Technologies, Inc. LOGO]

                             i2 TECHNOLOGIES, INC.
                      909 E. LAS COLINAS BLVD., 16TH FLOOR
                              IRVING, TEXAS 75039

                                 April 26, 1999

Dear Stockholder:

     You are cordially invited to attend the 1999 annual meeting of stockholders of i2 Technologies, Inc., which will be held at the La Cima Club, The Towers at Williams Square, 5215 North O'Connor Road, Irving, Texas on Monday, May 24, 1999 at 9:30 a.m. (Central Time).

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     After careful consideration, the Company's Board of Directors has approved the proposals set forth in the Proxy Statement and recommends that you vote for each such proposal.

     In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the annual meeting and wish to change your proxy vote, you may do so simply by voting in person at the annual meeting.

     We look forward to seeing you at the annual meeting.

                                            Sincerely,

                                            /s/ SANJIV S. SIDHU

                                            SANJIV S. SIDHU
                                            Chairman of the Board and
                                            Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.

                             i2 TECHNOLOGIES, INC.
                      909 E. LAS COLINAS BLVD., 16TH FLOOR
                              IRVING, TEXAS 75039

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 1999

     The 1999 annual meeting of stockholders of i2 Technologies, Inc. (the "Company") will be held at the La Cima Club, The Towers at Williams Square, 5215 North O'Connor Road, Irving, Texas on Monday, May 24, 1999 at 9:30 a.m. (Central
Time) for the following purposes:

     1. To elect two Class II directors to serve until the annual stockholders' meeting in 2002, or until their successors have been elected and qualified.

     2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") to increase the number of shares of the Company's common stock authorized to be issued under the 1995 Plan by 12,000,000 shares.

     3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's common stock authorized to be issued in the aggregate under the Purchase Plan and the International Employee Stock Purchase Plan by 1,500,000 shares.

     4. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 200,000,000 to 500,000,000.

     5. To act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 23, 1999 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Company. Whether or not you plan to attend the meeting in person, please sign, date and return the enclosed proxy card in the reply envelope provided. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted. The prompt return of your proxy card will assist us in preparing for the meeting.

                                            By Order of the Board of Directors,

                                            /s/ KANNA N. SHARMA

                                            KANNA N. SHARMA
                                            Secretary
                             i2 TECHNOLOGIES, INC.
                      909 E. LAS COLINAS BLVD., 16TH FLOOR
                              IRVING, TEXAS 75039

                      ------------------------------------

                                PROXY STATEMENT
                      ------------------------------------

     These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of i2 Technologies, Inc., a Delaware corporation (the "Company"), for the 1999 Annual Meeting of Stockholders to be held on Monday, May 24, 1999 at 9:30 a.m. (Central
Time), and at any adjournment or postponement thereof (the "Annual Meeting") at the La Cima Club, The Towers at Williams Square, 5215 North O'Connor Road, Irving, Texas. These proxy materials were first mailed to stockholders of record beginning on approximately April 30, 1999.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

     Any stockholder executing a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who elects to vote his, her or its shares in person. The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this Proxy Statement. Solicitation will be made primarily through the use of the mail, however, regular employees of the Company may, without additional remuneration, solicit proxies personally by telephone or Internet.

     The Company's annual report to stockholders for the year ended December 31, 1998 (the "Annual Report") has been mailed concurrently with the mailing of the Notice of the Annual Meeting and this Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.


     The Company has fixed April 23, 1999 as the record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, the Company had 72,303,030 outstanding shares of Common Stock, par value $0.00025 per share (the "Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposals described in the Notice of Annual Meeting and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.


     As of January 31, 1999, directors and executive officers of the Company beneficially owned an aggregate of approximately 39.5 million shares of Common Stock (not including shares of Common Stock issuable upon exercise of outstanding stock options) constituting approximately 55% of the shares of Common Stock outstanding. It is expected that such directors and executive officers will vote or direct the vote of all shares of Common Stock held or owned by such persons, or over which such persons have voting control, in favor of all of the proposals described herein. Nonetheless, the approval of the proposals is not assured. See "Principal Stockholders."

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company currently has the following five directors serving on its
Board: Sanjiv S. Sidhu, Kanna N. Sharma, Sandeep R. Tungare, Harvey B. Cash, and Thomas J. Meredith. The Board of Directors is divided into three classes that are as nearly equal in size as is practicable, designated Class I, Class II and Class III. The term of office of the Class II directors (Sandeep R. Tungare and Harvey B. Cash) expires at this Annual Meeting, the term of office of the Class III directors (Sanjiv S. Sidhu and Kanna N. Sharma) expires at the 2000 annual meeting of stockholders and the term of office of the Class I director (Thomas
J. Meredith) expires at the 2001 annual meeting of stockholders, or in each case until their successors have been elected and qualified. Directors to replace those of a class whose terms expire at a given annual meeting shall be elected to hold office until the third succeeding annual meeting or until their respective successors have been elected and qualified.

VOTE REQUIRED

     Two Class II directors are to be elected at the Annual Meeting to hold office until the 2002 annual meeting of stockholders, or until their successors are elected and have qualified. The two nominees receiving the greatest number of votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board of Directors, even if they receive less than a majority of such shares. Abstentions will not be counted towards the tabulation of votes cast for the election of any director.

     Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for the Company's nominees, Sandeep
R. Tungare and Harvey B. Cash. If Mr. Tungare or Mr. Cash is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee or nominees who are designated by the present Board of Directors to fill the vacancy. It is not expected that Mr. Tungare or Mr. Cash will be unable or will decline to serve as a director.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SANDEEP R. TUNGARE AND HARVEY B. CASH, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                               CLASS II NOMINEES

                    NAME                      DIRECTOR SINCE   AGE         POSITION(S)
                    ----                      --------------   ---         -----------
Sandeep R. Tungare..........................       1997        42    Director and President,
                                                                     Demand Management
Harvey B. Cash..............................       1996        60    Director

---------------------

     Mr. Tungare joined the Company in May 1997 as President, Demand Management following the merger of the Company and Think Systems Corporation ("Think"). Mr. Tungare founded Think in 1986 and served as its President and Chief Executive Officer until it merged with the Company in May 1997. Mr. Tungare was appointed to the Company's Board of Directors in May 1997 in connection with the Think merger. Mr. Tungare holds a B.S. in science from Bombay University and an M.B.A. from Rutgers University.

     Mr. Cash has served as a director of the Company since January 1996. Mr. Cash has served as general or limited partner of various venture capital companies affiliated with InterWest Partners, a venture capital firm, since 1986. Mr. Cash currently serves on the board of directors of the following public companies: AMX Corporation, a manufacturer of remote control systems; Ciena Corporation, a designer and manufacturer of dense wavelength division multiplexing systems for fiber optic networks; and Liberte Investors Inc., an investment company. In addition, Mr. Cash is a director of several privately held companies. Mr. Cash holds a B.S. in electrical engineering from Texas A&M University and an M.B.A. from Western Michigan University.

DIRECTOR COMPENSATION AND INDEMNIFICATION ARRANGEMENTS

     Directors are not paid any fees or additional compensation for services as members of the Board of Directors or any committee thereof, but are reimbursed for all out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees thereof on which such directors serve. In addition, directors who are not employees of the Company or any of its subsidiaries periodically receive automatic grants of non-qualified stock options under the 1995 Plan. See "Automatic Option Grant Program" under Proposal 2 below. The Company maintains directors' and officers' liability insurance and its Bylaws provide for mandatory indemnification of directors to the fullest extent permitted by Delaware law. The Company has entered into indemnification agreements with all of its directors. In addition, the Company's Restated Certificate of Incorporation limits the liability of directors of the Company to the Company or its stockholders for breaches of the directors' fiduciary duties to the fullest extent permitted by Delaware law.

BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors met seven times during 1998, and acted a number of times by written consent. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served.

     The Company has a standing Compensation Committee currently composed of Messrs. Cash and Meredith. The Compensation Committee met one time in 1998. The Compensation Committee administers the Company's stock plans. The Compensation Committee has the responsibility for establishing the compensation payable to other executive officers of the Company based on recommendations made by the Chief Executive Officer. The Compensation Committee is also responsible for the overall administration of the Company's employee benefit plans, including the Company's employee stock purchase plans. The Company also has a standing Audit Committee composed of Messrs. Cash and Meredith. The Audit Committee met four times in 1998. The Audit Committee assists in the selection of the Company's independent auditors and is responsible for designating those services to be performed by and maintaining effective communication with the auditors. The Company does not have a standing Nominating Committee or any other committee performing similar functions, and such matters are considered at meetings of the full Board of Directors.

                                   PROPOSAL 2

         APPROVAL OF AMENDMENT TO 1995 STOCK OPTION/STOCK ISSUANCE PLAN

     The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") that will increase the number of shares of Common Stock available for issuance under the 1995 Plan from 31,000,000 shares to 43,000,000 shares. The 12,000,000-share increase was approved by the Board on April 11, 1999, subject to stockholder approval at the Annual Meeting. The Board believes it is in the best interest of the Company to increase the share reserve so that the Company can continue to attract and retain the services of those persons essential to the Company's growth and financial success.

SUMMARY OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

     The following is a summary of the principal features of the 1995 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Irving, Texas.

  Equity Incentive Programs

     The 1995 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of these programs are described below. The Compensation Committee and the Board each have separate but concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs. The Board has delegated Mr. Sidhu the authority to grant options for up to 100,000 shares in any calendar year under the Discretionary Option Grant Program to each individual not subject to Section 16 of the Securities Exchange Act of 1934. The term "Plan Administrator," as used in this summary, will mean either the Compensation Committee, the Board, or Mr. Sidhu to the extent each such entity or individual is acting within the scope of its or his administrative jurisdiction under the 1995 Plan. The Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

  Share Reserve


     An aggregate of 43,000,000 shares of Common Stock (including the share increase subject to stockholder approval under this proposal) have been reserved for issuance over the ten-year term of the 1995 Plan. In no event may any one participant in the 1995 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares per calendar year. Stockholder approval of this proposal will constitute re-approval of such share limitation. As of December 31, 1998, there were 14,547,432 shares of Common Stock issuable upon exercise of outstanding stock options.


     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1995 Plan and to the securities and exercise price under each outstanding option.

     Shares subject to any outstanding options under the 1995 Plan which expire or otherwise terminate prior to exercise and unvested shares issued under the 1995 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1995 Plan, will be available for reissuance.

  Eligibility

     Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only non-employee members of the Board will be eligible to participate in the Automatic Option Grant Program.


     As of January 31, 1999, seven executive officers, approximately 2,338 other employees and two non-employee Board members were eligible to participate in the 1995 Plan.


  Valuation

     The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. As of January 31, 1999, the closing selling price per share was $34.875.

  Discretionary Option Grant Program

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than 85% of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

          Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

  Stock Issuance Program

     Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of the fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

  Automatic Option Grant Program

     Each individual who first becomes a non-employee Board member will automatically be granted at that time an option for 2,000 shares of Common Stock. In addition, on the date of each annual stockholders meeting, each individual who continues to serve as a non-employee Board member after such meeting will automatically be granted, on the date of that meeting, an option to purchase 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. Stockholder approval of the 12,000,000-share increase subject to this proposal will constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of such increase and the subsequent exercise of that option in accordance with its terms.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

     Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each option grant will vest (and the Company's repurchase rights will lapse) in four equal annual installments over the optionee's period of Board service, with the first such installment to vest one year from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company by merger or asset sale or a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over
(b) the exercise price payable for such share.

  General Provisions

     Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition, will be subject to full and immediate vesting in the event the individual's service is subsequently involuntarily terminated within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program either at the time of such change in control or upon the subsequent involuntary termination of the individual's service.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Financial Assistance. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1995 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

     Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1995 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on September 20, 2005.

     Stock Awards. The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table contained elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1,

1998 and January 31, 1999 under the 1995 Plan together with the weighted-average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                               WEIGHTED-
                                                              NUMBER OF         AVERAGE
                           NAME                             OPTION SHARES    EXERCISE PRICE
                           ----                             -------------    --------------
Sanjiv S. Sidhu...........................................           --              --
  Chairman of the Board and Chief Executive Officer
Kanna N. Sharma...........................................           --              --
  Vice Chairman of the Board, Executive Vice President and
  Secretary
Sandeep R. Tungare........................................           --              --
  Director and President, Demand Management
Gregory A. Brady..........................................      550,000          $15.18
  President, Worldwide Operations
David F. Cary.............................................       20,000           13.94
  Chief Financial Officer
All current executive officers as a group (four
  persons)................................................      780,000           14.93
Harvey B. Cash............................................        2,000           27.53
  Director
Thomas J. Meredith........................................        2,000           27.53
  Director
All non-employee directors as a group (two persons).......        4,000           27.53
All employees, including current officers who are not
  executive officers as a group (1,053 persons)...........    8,990,787(1)        17.89

---------------------

(1) Includes 3,757,685 options granted with an exercise price per share of $13.94 pursuant to the repricing of options. The original exercise prices per share of such options ranged from $14.00 to $32.81.

NEW PLAN BENEFITS

     As of January 31, 1999, no options had been granted and no direct stock issuances had been made, on the basis of the 12,000,000-share increase which forms part of this Proposal 2. At the 1999 Annual Meeting, each individual who will continue to serve as a non-employee Board member will receive an option grant under the Automatic Option Grant Program to purchase 2,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date.

FEDERAL INCOME TAX CONSEQUENCES

  Option Grants

     Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will generally recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will generally be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

  Stock Appreciation Rights

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

  Direct Stock Issuances

     The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in compensation expense to the Company equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such amounts will be expensed by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis. Under Statement of Financial Accounting Standards No. 123, footnote disclosure is required as to the impact the outstanding options under the 1995 Plan would have upon the Company's reported earnings were those options valued as compensation expense for book accounting purposes.

     Under a recently-proposed amendment to the current accounting principles, option grants made to non-employee Board members or consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the repriced option (or, if later, the effective date of the final amendment) and the date the option is exercised.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the 1995 Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not the proposal has been approved. Should such stockholder approval not be obtained, then the share reserve will not be increased, and all options previously granted under the 1995 Plan on the basis of the share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options. The 1995 Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the 1995 Plan prior to its amendment until the available reserve of Common Stock under such plan is issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO CONTINUE TO HAVE A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.


                                   PROPOSAL 3

           APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are also being asked to approve an amendment to the Employee Stock Purchase Plan (the "Purchase Plan"), which will increase the share reserve under the Purchase Plan and the Company's International Employee Stock Purchase Plan (the "International Plan") by an additional 1,500,000 shares to 2,500,000 shares. The proposed 1,500,000-share increase was approved by the Board on April 11, 1999, subject to stockholder approval at the Annual Meeting.

     The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan and the International Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Code.

     The Purchase Plan was adopted by the Board of Directors in March 1996 and was subsequently approved by the stockholders. The Purchase Plan became effective on April 25, 1996 in connection with the initial public offering of the Company's Common Stock.

SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN

     The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Irving, Texas.

  Share Reserve

     An aggregate of 2,500,000 shares of Common Stock (including the share increase subject to stockholder approval under this proposal) have been reserved for issuance over the respective ten-year terms of the Purchase Plan and the International Plan. This share reserve will also be used to fund all stock purchases under the International Employee Stock Purchase Plan (the "International Plan") which the Company has established for employees of its foreign subsidiaries. The provisions of the International Plan are substantially the same as those which are in effect for the Purchase Plan, except to the extent certain modifications may be necessary to satisfy legal or regulatory requirements of the applicable foreign jurisdictions.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable in the aggregate under the Purchase Plan and the International Plan, (ii) the maximum number and class of securities purchasable per participant on any one purchase date, and
(iii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

  Administration

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

  Purchase Periods

     Under the Purchase Plan, shares are issued through a series of successive purchase periods, each of a duration of six (6) months. Purchase periods run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April of the following year.

     Each participant is granted a separate right to purchase shares of Common Stock for each purchase period in which he or she participates. The purchase right is granted on the start date of the purchase period and is automatically exercised on the last business day of that purchase period. Each purchase right entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the purchase period by the purchase price in effect for such period.

  Eligibility

     Any individual who customarily works for more than twenty hours per week for more than five months per calendar year in the employ of the Company or any participating affiliate is eligible to participate in the

Purchase Plan. An eligible employee may join the Purchase Plan on the start date of any purchase period after completion of thirty (30) days of service to the Company or any affiliate.

     Participating affiliates include any parent or subsidiary corporation of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to its eligible employees.

     As of January 31, 1999, 1,889,848 shares were available for future issuance under the Purchase Plan and the International Plan, assuming approval of this Proposal 3. As of January 31, 1999, approximately 2,202 employees, including five executive officers, were eligible to participate in the Purchase Plan and the International Plan.

  Payroll Deductions

     Each participant may authorize periodic payroll deductions in any multiple of 1% of his or her base salary, up to a maximum of 15%. The payroll deductions of each participant are automatically applied on each semi-annual purchase date (the last business day in April and October of each year) to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

  Purchase Price

     The purchase price per share at which Common Stock is purchased on the participant's behalf on each purchase date is equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of the purchase period during which the purchase date occurs or (ii) the fair market value per share of Common Stock on that purchase date.

     The fair market value of the Common Stock on any relevant date under the Purchase Plan is deemed to be equal to the closing selling price per share on such date on the Nasdaq National Market. On October 30, 1998, the fair market value per share of Common Stock determined on such basis was $18.625.

  Purchase Provisions

     On the last business day of each purchase period, the accumulated payroll deductions of each participant are automatically applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase period. The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following:

          (i) No participant may, on any one purchase date, purchase more than 2,000 shares of Common Stock, subject to periodic adjustments in the event of certain changes in the Company's capitalization.

          (ii) No purchase right granted to a participant may permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time such purchase right is granted) for each calendar year those purchase rights are outstanding.

          (iii) No purchase rights may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or its affiliates.

  Termination of Purchase Rights

     The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of Common Stock on the next semi-annual purchase date.

     The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon a participant's affirmative withdrawal from the purchase period and all payroll deductions collected for the purchase period in which the purchase right terminates will be refunded.

  Stockholder Rights

     No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

  Assignability

     No purchase right is assignable or transferable other than in connection with the participant's death and is exercisable only by the participant during his or her lifetime.

  Acquisition

     Should the Company be acquired by merger or asset sale during a purchase period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the purchase period during which the acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

  Share Pro-Ration

     Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares at the time available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock allocated to such individual, will be refunded.

  Amendment and Termination

     The Purchase Plan will terminate upon the earliest to occur of (i) April 24, 2006, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of purchasable shares by any participant on any one purchase date except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

STOCK ISSUANCES

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table contained elsewhere in this Proxy Statement and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between April 25, 1996 (the effective date of the Purchase Plan) and the October 30, 1998 purchase date, together with the weighted-average purchase price paid per share.

                           PURCHASE PLAN TRANSACTIONS

                                                              NUMBER OF      WEIGHTED-
                                                              PURCHASED       AVERAGE
                            NAME                               SHARES      PURCHASE PRICE
                            ----                              ---------    --------------
Sanjiv S. Sidhu.............................................        --             --
  Chairman of the Board and Chief Executive Officer
Kanna N. Sharma.............................................        --             --
  Vice Chairman of the Board, Executive Vice President and
  Secretary
Sandeep R. Tungare..........................................        --             --
  Director and President, Demand Management
Gregory A. Brady............................................     2,669         $14.81
  President, Worldwide Operations
David F. Cary...............................................     3,005          13.76
  Chief Financial Officer
All current executive officers as a group (four persons)....     8,791          14.00
All employees, including current officers who are not
  executive officers as a group (984 persons)(1)............   601,361          15.26

---------------------

(1) Includes an aggregate of 59,131 shares issued to persons under the International Plan at a weighted-average purchase price per share of $16.74.

NEW PLAN BENEFITS

     No purchase rights have been granted, and no shares of Common Stock have been issued, under the Purchase Plan on the basis of the 1,500,000-share increase for which stockholder approval is sought under this Proposal 3.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

     Under current accounting rules, the issuance of Common Stock under the Purchase Plan does not result in compensation expense to the Company. However, the Company must disclose, in pro forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the 1,500,000-share increase to the Purchase Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not this proposal has been approved. Should such stockholder approval not be obtained, then the 1,500,000-share increase will not be implemented, no purchase rights will be granted on the basis of such share increase, and the Purchase Plan will terminate once the existing share reserve has been issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO CONTINUE TO HAVE A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                                   PROPOSAL 4

                            APPROVAL OF AMENDMENT TO
                   THE RESTATED CERTIFICATE OF INCORPORATION


     The present capital structure of the Company authorizes 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Board of Directors believes that this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Restated Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 200,000,000 to 500,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. The undesignated Preferred Stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. On April 23, 1999, 72,303,030 shares of Common Stock and no shares of Preferred Stock were outstanding. The proposed amendment of the Certificate was approved by the Board on April 11, 1999, subject to stockholder approval at the Annual Meeting.


PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     Authorizing an additional 300,000,000 shares of Common Stock would give the Board of Directors the authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, equity financings, stock dividends or distributions, in each case without further action by the stockholders, unless such stockholder action is specifically required by applicable law or the rules of the Nasdaq National Market or any stock exchange on which the Company's securities may then be listed. The Company has no current plans to issue such additional authorized shares of Common Stock. The Company has a sufficient number of currently authorized shares of Common Stock so that approval of Proposal 2 regarding the increase of Common Stock authorized for issuance under the 1995 Plan is not contingent upon approval of this Proposal 4.


     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

STOCKHOLDER APPROVAL

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment to the Certificate. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Annual Meeting, the proposed amendment would become effective upon filing a certificate of amendment to the Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE AUTHORIZING 300,000,000 ADDITIONAL SHARES OF COMMON STOCK, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 31, 1999 by (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named in the Summary Compensation Table below, and
(iv) all executive officers and directors as a group.

                                                         AMOUNT AND NATURE
                                                           OF BENEFICIAL        PERCENT OF
                         NAME                              OWNERSHIP(1)           CLASS
                         ----                            -----------------      ----------
Sanjiv S. Sidhu(2).....................................     31,890,600(3)          44.4%
Sidhu-Singh Family Investments, Ltd.(2)................      6,710,000              9.3
Kanna (Ken) N. Sharma(2)...............................      4,725,968(4)           6.6
Sandeep (Sandy) R. Tungare.............................      1,889,042(5)           2.6
Gregory A. Brady.......................................        872,003(6)           1.2
David F. Cary..........................................        175,398(7)          *
Harvey B. Cash.........................................         44,000(8)          *
Thomas J. Meredith.....................................         40,000(9)          *
  All executive officers and directors as a group (nine
     persons)..........................................     39,841,052(10)         55.2

---------------

  *  Indicates less than 1%.

 (1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission in accordance with Rule 13d-3(d)(1). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days following January 31, 1999 are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) The address for such person is 909 E. Las Colinas Blvd., 16th Floor, Irving, Texas 75039.

 (3) Includes 6,710,000 shares held by Sidhu-Singh Family Investments, Ltd., of which Mr. Sidhu is a general partner. Also includes 200,000 shares held by the Nathan S. Sharma Exempt 1997 Trust and 200,000 shares held by the Stefan M. Sharma Exempt 1997 Trust (collectively, the "Trusts"). Mr. Sidhu serves as the sole trustee of each of the Trusts, and in such capacity holds the sole power to vote and dispose of the shares owned by such Trusts. Mr. Sidhu disclaims beneficial ownership of all shares held by the Trusts.

 (4) Includes 3,049,400 shares held by The K-B Sharma Limited Partnership, 977,500 shares held by Mr. Sharma's spouse and 44,000 shares held by the Bianca D. Sharma Charitable Remainder Trust One. Mr. Sharma's spouse is the sole manager of the general partner of The K-B Sharma Limited Partnership and the sole trustee of the Bianca D. Sharma Charitable Remainder Trust One, and in such capacities holds the sole power to vote and dispose of the shares owned by such entities.

 (5) Includes 875,134 shares owned by his spouse and 80,610 shares owned by the Tungare Manohar Family Foundation (the "Tungare Foundation"). Mr. Tungare serves on the Board of Directors of the Tungare Foundation and, in such capacity, shares the power to vote and dispose of the shares held by the Tungare Foundation.

 (6) Includes 150,000 shares subject to options.

 (7) Includes 15,357 shares subject to options.

 (8) Includes 44,000 shares subject to options.

 (9) Includes 30,000 shares subject to options.

(10) Includes 372,775 shares subject to options.

                             EXECUTIVE COMPENSATION

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information concerning the directors and executive officers of the Company:


                        NAME                           AGE           POSITION(S) HELD
                        ----                           ---           ----------------
Sanjiv S. Sidhu......................................  41    Chairman of the Board and Chief
                                                               Executive Officer
Kanna N. Sharma......................................  58    Vice Chairman of the Board,
                                                               Executive Vice President and
                                                               Secretary
Sandeep R. Tungare...................................  42    Director and President, Demand
                                                               Management
Gregory A. Brady.....................................  38    President, Worldwide Operations
David F. Cary........................................  43    Chief Financial Officer
William M. Beecher...................................  42    Executive Vice President,
                                                             Operations
Hiten D. Varia.......................................  42    Executive Vice President,
                                                             Worldwide Development
Harvey B. Cash.......................................  60    Director
Thomas J. Meredith...................................  48    Director


     Mr. Sidhu founded the Company in 1988 and has served as its Chairman of the Board since its incorporation in 1989. Mr. Sidhu has served as the Company's Chief Executive Officer since December 1994, and previously served in various other executive capacities with the Company. Before founding the Company, Mr. Sidhu held various positions with Texas Instruments Incorporated ("Texas Instruments"), a publicly held electronics manufacturer, most recently as a member of the technical staff of Texas Instruments' Artificial Intelligence Laboratory. Mr. Sidhu holds a B.S. in chemical engineering from Osmania University and a M.S. in chemical engineering from Oklahoma State University.

     Mr. Sharma joined the Company in July 1990. Since June 1995, Mr. Sharma has served as the Company's Vice Chairman of the Board, Executive Vice President and Secretary and previously served in a variety of senior management positions with the Company. Before joining the Company, Mr. Sharma served as Vice President and co-founder of Business Technology Management, Inc., a management consulting company for manufacturing companies, from July 1987 to July 1990; Executive Vice President of Operations at Creative Output, Inc., a supplier of planning and scheduling software, from March 1982 to July 1987; and in various positions with Texas Instruments from November 1966 to February 1982, most recently as Department Manager of Information Systems and Services. Mr. Sharma holds a B.S. in electrical engineering from the Benares Hindu University Institute of Technology.

     Mr. Brady joined the Company in December 1994 as President, Field Operations, and became President, Worldwide Operations in September 1996. From 1988 until joining the Company, Mr. Brady held a variety of positions with Oracle Corporation, an enterprise application software vendor, most recently serving as Vice President of Worldwide Applications Marketing. Mr. Brady holds a B.S. in business from the University of Indiana.

     Mr. Cary joined the Company in July 1992 and has served as its Chief Financial Officer since April 1994. Mr. Cary served in various other capacities with the Company between July 1992 and April 1994. Before joining the Company, Mr. Cary was an Accounting System Controller for ComputerLand Texas, a distributor of computer equipment, from December 1991 to June 1992. Mr. Cary is a Certified Public Accountant and holds a B.S. in accounting from San Francisco State University and an M.B.A. from Southern Methodist University.

     Mr. Beecher joined the Company in May 1997 as Vice President, International Operations and became Executive Vice President, Operations in September 1998. From April 1996 until joining the Company, Mr. Beecher was the Chief Financial Officer of Think Systems Corporation. Prior thereto, he practiced law at the law offices of Ravin, Sarasohn, Cook, Baumgarten, Fisch & Rosen. Mr. Beecher is a graduate of the Cornell Law School and received his undergraduate degree from the State University of New York at Albany.


     Mr. Varia joined the Company in July 1995 as Vice President, Worldwide Consulting and became Executive Vice President, Worldwide Development in July 1998. From 1985 until joining the Company, Mr. Varia served in a variety of positions at Electronic Data Systems. Mr. Varia holds a B.S. in electrical engineering from MS University in Barode and a M.S. in electrical engineering from the University of Kentucky.


     Mr. Meredith has served as a director of the Company since July 1996. Mr. Meredith has served as the Senior Vice President and Chief Financial Officer for Dell Computer Corporation ("Dell") since November 1992. From 1990 until joining Dell, Mr. Meredith was Vice President and Treasurer of Sun Microsystems, Inc. Prior thereto, he was co-founder and general manager of Amdahl Capital Corporation, a captive financing company for Amdahl Corporation, a mainframe computer manufacturer. Mr. Meredith currently serves on the board of directors of i-Cube, an information technology business consultancy. Mr. Meredith holds a B.S. in political science from St. Francis College, a J.D. from Duquesne University of Law and an L.L.M. in taxation from Georgetown University.


     Certain biographical information concerning Messrs. Tungare and Cash is set forth under "Proposal 1 -- Election of Directors."

EMPLOYMENT CONTRACTS; CHANGE-IN-CONTROL AND INDEMNIFICATION ARRANGEMENTS

     The executive officers serve at the discretion of the Board. The Company does not presently have an employment contract in effect with any of its executive officers. Although no specific cash compensatory arrangements have been made for the executive officers of the Company, certain provisions of the 1995 Plan may have the effect of discouraging, delaying or preventing a change in control of the Company or unsolicited acquisition proposals. The Company has entered into indemnification agreements with all of its executive officers. The Company maintains directors' and officers' liability insurance and its Bylaws provided for mandatory indemnification of officers to the fullest extent permitted by Delaware law.

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company (collectively, the "Named Officers").

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                      ANNUAL COMPENSATION            -------------
                                             -------------------------------------      OPTIONS         ALL OTHER
           NAME AND POSITION(S)              YEAR    SALARY     BONUS     OTHER(1)   (# OF SHARES)   COMPENSATION(2)
           --------------------              ----   --------   --------   --------   -------------   ---------------
Sanjiv S. Sidhu............................  1998   $150,000   $ 75,000        --            --          $1,542
  Chairman of the Board                      1997    150,000     75,000        --            --           1,597
  and Chief Executive                        1996    150,000     75,000   $40,308(3)         --             771
  Officer

Kanna N. Sharma............................  1998    150,000     75,000   192,930(4)         --             925
  Vice Chairman of the                       1997    150,000     75,000    84,100(4)         --           2,214
  Board, Executive Vice                      1996    150,000     75,000    59,032(4)         --             925
  President and Secretary

Sandeep R. Tungare(5)......................  1998    150,000     75,000        --            --              --
  President, Demand                          1997    200,000     25,000        --            --              --
  Management                                 1996    200,000    100,000        --        34,390(6)           --

Gregory A. Brady...........................  1998    150,000    350,000   201,104(7)    550,000              --
  President, Worldwide                       1997    150,000    349,380        --       600,000              --
  Operations                                 1996    150,000    353,721        --            --              --

David F. Cary..............................  1998    110,004     90,000        --        20,000              --
  Chief Financial Officer                    1997    110,004         --        --        61,428              --
                                             1996    110,004     75,000        --        50,000              --

---------------------

(1) Excludes perquisites and other personal benefits for officers other than Messrs. Sidhu, Sharma and Brady because the aggregate amounts thereof do not exceed 10% of such officers' total salary and bonus.

(2) Represents premiums paid by the Company with respect to term life insurance policies on the lives of Messrs. Sidhu and Sharma. All of the proceeds of such policies are payable to Messrs. Sidhu's and Sharma's respective designated beneficiaries.

(3) Includes $34,800 for expenses relating to tax and estate planning.

(4) Includes $189,330, $58,302 and $59,032 for expenses relating to tax and estate planning in 1998, 1997 and 1996, respectively.

(5) Mr. Tungare became an officer of the Company on May 15, 1997 in connection with the Company's merger with Think Systems Corporation. Prior to such date, Mr. Tungare was employed and compensated by Think. Compensation for 1997 represents collective compensation from the Company and Think.

(6) These options were granted to Mr. Tungare and subsequently transferred to the Tungare Manohar Family Foundation, Inc.

(7) The Company has an understanding with Mr. Brady whereby the Company has agreed to pay the interest incurred in connection with a personal loan to Mr. Brady from a commercial bank with a principal balance of $4,760,000 at January 31, 1999. The loan bears interest at one-month LIBOR plus 2%. The total interest paid by the Company on behalf of Mr. Brady in 1998 was $174,133.

OPTION GRANTS IN 1998

     The following table sets forth certain information concerning stock options granted to each of the Named Officers during 1998. No stock appreciation rights ("SARs") were granted to these individuals during such year.

                                                 INDIVIDUAL GRANTS
                               -----------------------------------------------------
                                            % OF TOTAL                                 POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF     OPTIONS                                      ASSUMED ANNUAL RATES OF
                               SECURITIES    GRANTED                                      STOCK PRICE APPRECIATION
                               UNDERLYING       TO                                           FOR OPTION TERM(3)
                                OPTIONS     EMPLOYEES    EXERCISE PRICE   EXPIRATION   ------------------------------
NAME                           GRANTED(1)    IN 1998      PER SHARE(2)       DATE           5%              10%
----                           ----------   ----------   --------------   ----------   -------------   --------------
Sanjiv S. Sidhu..............        --          --              --              --             --               --
Kanna N. Sharma..............        --          --              --              --             --               --
Sandeep R. Tungare...........        --          --              --              --             --               --
Gregory A. Brady.............    50,000       0.52%          $27.63        05/31/08     $  868,818      $ 2,201,755
                                500,000       5.18%           13.94        10/20/08      4,383,396       11,108,385
David F. Cary................    20,000       0.21%           13.94        10/20/08        175,336          444,335

---------------------

(1) Options vest over a four-year period, and in certain cases may be exercised prior to vesting subject to a right of the Company to repurchase at cost any unvested shares purchased prior to vesting in the event of the optionee's termination of employment. Each option expires on the earlier of ten years from the date of grant or within a specified period following termination of the optionee's employment with the Company.

(2) The exercise price may be paid in cash or through a promissory note payable to the Company.

(3) Future value assumes appreciation of 5% and 10% per year over the ten-year option period in the value of the Common Stock as mandated by the rules and regulations of the Securities and Exchange Commission and does not represent the Company's estimate or projection of the future value of the Common Stock. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

AGGREGATE OPTION EXERCISES IN 1998 AND DECEMBER 31, 1998 OPTION VALUES

     The following table sets forth certain information concerning options exercised during 1998 and option holdings at December 31, 1998 with respect to each of the Named Officers. No SARs were exercised during 1998 and none were outstanding at December 31, 1998.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            SHARES                          OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           ACQUIRED                    DECEMBER 31, 1998(2)         DECEMBER 31, 1998(2)(3)
                              ON         VALUE      ---------------------------   ---------------------------
NAME                       EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       --------   -----------   -----------   -------------   -----------   -------------
Sanjiv S. Sidhu.........        --           --            --              --             --              --
Kanna N. Sharma.........        --           --            --              --             --              --
Sandeep R. Tungare......    34,390     $986,348            --              --             --              --
Gregory A. Brady........        --           --       150,000       1,000,000     $2,456,250     $15,725,000
David F. Cary...........    11,668      338,063        15,357          66,071        152,610         786,581

---------------------

(1) Determined by subtracting the exercise price from the market value of the Common Stock on the exercise date, multiplied by the number of shares acquired on exercise.

(2) "Exercisable" refers to those options which were both exercisable and vested, while "Unexercisable" refers to those options which were unvested.

(3) Value is determined by subtracting the exercise price from the fair market value of the Common Stock at December 31, 1998 ($30.375 per share), based upon the closing sale price of the Common Stock on the Nasdaq National Market on such date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Cash and Meredith served on the Compensation Committee during all of 1998. None of such persons is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries. No interlocking relationship exists between the members of the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

REPORT ON EXECUTIVE COMPENSATION

     During 1998, compensation decisions concerning the Company's executive officers were made by the Compensation Committee. The following report describes the procedures employed by the Compensation Committee in formulating the compensation policy for the Company's executive officers during 1998.

  General

     The Company's primary objective is to maximize the value of the Company's shares over time. Accomplishing this objective requires developing and marketing superior products and services that provide cost-effective solutions for the Company's customers. The overall goal of the Compensation Committee is to develop compensation practices that will allow the Company to attract and retain the people needed to define, create, manufacture and market leading-edge products and services.

     The Company compensates its executive officers with a combination of salary and incentives designed to focus their efforts on maximizing both the near-term and long-term financial performance of the Company. In addition, the Company's compensation structure also rewards individual performance that furthers Company goals. Elements of each executive officer's compensation include the following:

     - Base Salary
     - Annual Incentives
     - Equity Incentives
     - Benefits

     Each executive officer's compensation package is designed to provide an appropriately weighted mix of these elements which cumulatively provide a level of compensation roughly equivalent to that paid by the top quartile of companies of similar size and complexity.

  Base Salary

     Base salary and increases in base salary are determined by individual performance. In adjusting these base salaries, both qualitative and quantitative factors relating to corporate and individual performance are examined. In many instances, the qualitative factors necessarily involve a subjective assessment by the Compensation Committee. The Compensation Committee considers a mix of factors and evaluates individual performance against that mix both in absolute terms and in relation to the executive's peers within the Company. To assist in recruiting highly qualified management, the Compensation Committee generally targets base salaries paid to executive officers at competitive levels, depending on individual qualifications and experience.

  Annual Incentives

     The Company maintains annual cash incentive bonus programs to reward executive officers and other key employees for attaining defined performance goals. For most of the executive officers and other key employees, bonuses are based primarily on Company-wide performance targets. For senior management personnel, Company-wide performance is a factor; however, significant weight is also given to individual performance and performance factors of particular operation groups within the Company.

     In setting performance targets, the Company considered its historical performance and underlying business model, and external as well as internal expectations related to 1998 operating profits. Incentive compensation was subject to further adjustment based on a combination of financial factors, including the Company's contracting activity, total revenues, operating income and earnings per share. The financial factors were derived from 1998 budget data, historical performance and median expectations of those industry analysts who publish earnings forecasts for the Company and otherwise actively follow the Company.

  Equity Incentives

     The Company utilizes its 1995 Plan to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's stock. Generally, options under the 1995 Plan are granted with exercise prices set at the fair market value of the underlying stock on the date of grant, have a term of ten years, and are subject to vesting over four years. In determining the size of an option to be granted to an executive officer, the Compensation Committee takes into account the executive officer's position and level of responsibility within the Company, the executive officer's existing stock and unvested option holdings, the potential reward to the executive officer if the stock price appreciates in the public market, and the competitiveness of the executive officer's overall compensation arrangements, including stock options, although outstanding performance by an individual may also be taken into consideration. Option grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility.

     The 1995 Plan was adopted by the Company's Board of Directors and approved by its stockholders in 1995, and is administered by the Compensation Committee. In determining the size of each grant to executive officers, the Board focused in particular on its conclusion, based on experience and informal information subjectively evaluated, that the stock and option holdings of the executives that received options were below the levels needed to provide appropriate equity incentives.

     The Board of Directors adopted and the stockholders approved an Employee Stock Purchase Plan (the "Purchase Plan") in 1996. The Purchase Plan is designed to allow eligible employees of the Company to purchase shares of Common Stock through periodic payroll deductions under the Purchase Plan, and a reserve of 2,500,000 shares of Common Stock (assuming approval of Proposal 3 hereof) has been established for this purpose. Payroll deductions may not exceed 15% of a participant's base salary for each purchase period. The purchase price per share will be 85% of the lesser of the fair market value of the Common Stock on the start of the purchase period or the fair market value on the semi-annual purchase date.

  Compliance with the Internal Revenue Code

     Section 162(m) of the Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of $1,000,000 paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of a corporation. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of $1,000,000 per annum to any employee. None of the compensation paid by the Company in 1998 was subject to the limitation on deductibility. The Board of Directors will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

  Benefits

     Benefits offered to the Company's executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to the Company's executive officers are substantially the same as those offered to all of the Company's regular employees.

     In 1994, the Company established a tax-qualified deferred compensation plan (the "401(k) Savings Plan") covering all of the Company's eligible full-time employees. Under the plan, participants may elect to contribute, through salary reductions, up to 18% of their annual compensation subject to a statutory maximum. The Company does not currently provide additional matching contributions under the 401(k) Savings Plan, but may do so in the future. The 401(k) Savings Plan is designed to qualify under Section 401 of the Code so that contributions by employees or by the Company to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Savings Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. The trustee under the plan, at the direction of each plan participant, currently invests the assets of the 401(k) Savings Plan in eight investment options.



  CEO Compensation



     In setting compensation payable to the Company's Chief Executive Officer, Mr. Sidhu, the Compensation Committee has taken into consideration his significant ownership interest in the Company and has sought to be competitive with companies of similar size within the industry, given that consideration. Mr. Sidhu's base salary is tied to the performance of the Company and to his personal performance. In 1998, Mr. Sidhu earned a based salary of $150,000 and cash bonus of $75,000. The bonus for 1998 approximated 50% of his base salary and was based on the performance of the Company and Mr. Sidhu's significant contribution to that performance in terms of both leadership and strategic vision.


     Compensation Committee:        HARVEY B. CASH
                                    THOMAS J. MEREDITH

STOCK PERFORMANCE GRAPH

     The graph below depicts the Company's stock price as an index assuming $100 invested on April 25, 1996 (the date of the Company's initial public offering), along with the composite prices of companies listed in the Nasdaq Computer and Data Processing Services Group Index and Nasdaq Stock Market (U.S. Companies) Index. This information has been provided to the Company by the Nasdaq Stock Market. The comparisons in the graph are required by regulations of the Securities Exchange Commission and are not intended to forecast or to be indicative of the possible future performance of the Common Stock.
GRAPH

                                                                                           NASDAQ
                                                                         NASDAQ          Computer &
               Measurement Period                        i2           Stock Market          Data
             (Fiscal Year Covered)                  Technologies         -- US           Processing
4/25/96                                                        100               100               100
6/30/96                                                        214               100               100
12/31/96                                                       191               109               106
6/30/97                                                        155               122               126
12/31/97                                                       264               134               130
6/30/98                                                        351               161               191
12/31/98                                                       304               188               233

     The preceding Report on Executive Compensation and the Stock Performance Graph shall not be deemed incorporated by reference into any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate filings made by the Company under those Acts, nor will such report or graph be incorporated by reference into any future filings made by the Company under those Acts, except to the extent that the Company specifically incorporates this information by reference.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, during 1998, all of its executive officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

                              INDEPENDENT AUDITORS


     Effective April 16, 1999, the Board of Directors has selected Arthur Andersen LLP as the Company's independent public auditors for the year ending December 31, 1999. Notwithstanding this selection, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such change would be in the Company's and its stockholders' best interests. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.



     Ernst & Young LLP served as the Company's independent public auditors for the year ended December 31, 1998. The Company plans to pursue a strategic consulting agreement with Ernst & Young LLP to jointly market and deliver the Company's electronic Business Process Optimization ("eBPO") solutions worldwide. Given the potential conflict of interests this proposed new agreement could present, Ernst & Young LLP resigned their role as the Company's independent audit firm effective April 16, 1999. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.



     Ernst & Young LLP's report on the Company's financial statements during the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to the uncertainty, audit scope, or accounting principles.



     During the Company's two most recent years and subsequent interim periods preceding the date hereof, there was no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report. In addition, none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company during the two most recent fiscal years and the subsequent interim periods to the date hereof.



     The engagement of Arthur Andersen LLP as the Company's auditors has been approved by i2's Audit Committee.


                             STOCKHOLDER PROPOSALS

     Under the present rules of the Securities and Exchange Commission and the Bylaws of the Company, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be 120 days prior to April 26, 2000. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission and the procedure set forth in the Bylaws of the Company.

                                   FORM 10-K

     THE COMPANY WILL MAIL TO ANY STOCKHOLDER WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 909 E. LAS COLINAS BLVD., 16TH FLOOR, IRVING, TEXAS 75039.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

                                            By Order of the Board of Directors,

                                            /s/ KANNA N. SHARMA

                                            KANNA N. SHARMA
                                            Secretary

April 26, 1999

                                                                      APPENDIX A

                              i2 TECHNOLOGIES, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                (As Amended and Restated through April 11, 1999)

                                   ARTICLE ONE

                               GENERAL PROVISIONS

         I.   PURPOSE OF THE PLAN

              This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of i2 Technologies, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

              Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II.  STRUCTURE OF THE PLAN

              A. The Plan shall be divided into three separate equity programs:

                  (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                  (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                  (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

              B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

         III. ADMINISTRATION OF THE PLAN

              A. The Board or the Primary Committee shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

              B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or the Secondary Committee and reassume all powers and authority previously delegated to such Committee.

              C. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

              D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

              E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made thereunder.

         IV.  ELIGIBILITY

              A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                  (i) Employees,

                  (ii) non-employee members of the Board (or the board of directors of any Parent or Subsidiary), and

                  (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

              B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

              C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

              D. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members after such date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Automatic Option Grant Program Effective Date.

         V.   STOCK SUBJECT TO THE PLAN

              A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 43,000,000(1) shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) an increase of 1,603,152 shares authorized by the Board and approved by the stockholders prior to the Plan Effective Date, (iii) an increase of 4,000,000 shares authorized by the Board and approved by the stockholders at the 1997 Annual Meeting, (iv) an increase of 7,000,000 shares approved by the Board on July 1, 1997, approved by the stockholders at the 1998 Annual Meeting plus (v) an additional increase of 12,000,000 shares approved by the Board as of April 11, 1999, subject to stockholder approval at the 1999 Annual Meeting.

              B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

              C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan (including unvested shares issued under the Predecessor Plan) and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct


---------------------
(1) All share numbers have been adjusted to reflect the 2 for 1 stock split effected on June 2, 1998.

stock issuances under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

              D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO


                       DISCRETIONARY OPTION GRANT PROGRAM

         I.   OPTION TERMS

              Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

              A. Exercise Price.

                1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                  (i) cash or check made payable to the Corporation,

                  (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

              Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

              B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

              C. Effect of Termination of Service.

                1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                  (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                  (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                  (v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the

Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

              D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

              E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

              F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         II.  INCENTIVE OPTIONS

              The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

              A. Eligibility. Incentive Options may only be granted to Employees.

              B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

              C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

              D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

         III. CORPORATE TRANSACTION/CHANGE IN CONTROL

              A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

              B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

              C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

              D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

              E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

              F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

              G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

              H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.  CANCELLATION AND REGRANT OF OPTIONS

              The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

         V.   STOCK APPRECIATION RIGHTS

              A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

              B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                  (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                  (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

              C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                  (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                  (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over
(B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                  (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                  (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

         I.   STOCK ISSUANCE TERMS

              Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

              A. Purchase Price

                1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

                2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i) cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

              B. Vesting Provisions

                1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                  (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                  (ii) the number of installments in which the shares are to vest,

                  (iii) the interval or intervals (if any) which are to lapse between installments, and

                  (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

         II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

              A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

              B. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights, and the immediate vesting of the shares of Common Stock subject to those rights, upon the occurrence of a Corporate Transaction, whether or not those repurchase rights are assigned in connection with the Corporate Transaction.

              C. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

              D. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

         III. SHARE ESCROW/LEGENDS

              Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

         I.   OPTION TERMS

              A. GRANT DATES. Option grants shall be made on the dates specified below:

                1. Each Eligible Director who is a non-employee Board member on the Automatic Option Grant Program Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Automatic Option Grant Program Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 2,000 shares of Common Stock.

                2. On the date of each Annual Stockholders Meeting, beginning with the first Annual Meeting held after the Section 12(g) Registration Date, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such annual 2,000-share option grants any one Eligible Director may receive over his or her period of Board service.

              B.  EXERCISE PRICE.

                1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

              C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

              D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each option grant, whether an initial or an annual grant, shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

              E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                  (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                  (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
(12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                  (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

         II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

              A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

              B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

              C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

              D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         III. REMAINING TERMS

              The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

         I.   FINANCING

              A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

              B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

         II.  TAX WITHHOLDING

              A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

              B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

         III. EFFECTIVE DATE AND TERM OF THE PLAN

              A. The Discretionary Option Grant and Stock Issuance Programs became effective on the Plan Effective Date. The Automatic Option Grant Program became effective on the Automatic Option Grant Program Effective Date, and the initial options under the Automatic Option Grant Program were made to the Eligible Directors at that time. The Plan was approved by the Corporation's stockholders in September 1995.

              On May 11, 1996, the Board adopted an amendment (the "1996 Amendment") which (i) imposed a maximum limit, for purposes of Section 162(m) of the Code, on the number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year under the Plan and (ii) increased the number of shares of Common Stock issuable under the Plan by an additional 4,000,000 shares. The 1996 Amendment became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1997 Annual Meeting.

              On July 1, 1997, the board amended the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 7,000,000 shares (the "1997 Amendment"). The 1997 Amendment was approved by the Stockholders at the 1998 Annual Stockholders Meeting.

              The Plan was amended and restated on April 13, 1998 (the "1998 Amendment") to effect the following changes: (i) render the non-employee Board members who serve as the Plan Administrator eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (ii) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iii) allow shares issued under the Plan and subsequently reacquired by the Corporation to be added back to the share reserve available for future issuance under the Plan and (iv) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the amendments to Rule 16b-3 of the Securities and Exchange Commission which exempt certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1998 Amendment was approved by the stockholders at the 1998 annual meeting.

              The Plan was amended and restated on April 11, 1999 (i) to increase the number of shares of Common Stock issuable under the Plan by 12,000,000 shares, subject to stockholder approval at the 1999 Annual Meeting and (ii) to give the Plan Administrator the discretion to provide a holder of a Non-Statutory Option or unvested shares of Common Stock the right to use shares of Common Stock only with respect to the withholding tax requirements applicable in connection with the exercise of such option or the vesting of such shares. If such stockholder approval is not obtained at the 1999 Annual Meeting, then any options previously granted on the basis of the 12,000,000-share increase shall terminate, and no further options based on such increase shall be granted. Those options granted under the Plan which are not based on such increase shall remain outstanding in accordance with the terms and conditions of the respective agreements evidencing such options, whether or not the requisite stockholder approval of the share increase is obtained. Subject to the foregoing limitations, the Plan Administrator may grant options under the Plan at any time before the date fixed herein for termination of the Plan.

              B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporation's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

              C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

              D. The Plan shall terminate upon the earliest of (i) September 20, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

         IV.  AMENDMENT OF THE PLAN

              A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

              B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         V.   USE OF PROCEEDS

              Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         VI.  REGULATORY APPROVALS

              The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and any applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

         VII. NO EMPLOYMENT/SERVICE RIGHTS

              Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

              The following definitions shall be in effect under the Plan:

              A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

              B. AUTOMATIC OPTION GRANT PROGRAM EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

              C. BOARD shall mean the Corporation's Board of Directors.

              D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
         (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

              E. CODE shall mean the Internal Revenue Code of 1986, as amended.

              F. COMMON STOCK shall mean the Corporation's common stock.

              G. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

              H. CORPORATION shall mean i2 Technologies, Inc., a Delaware corporation.

              I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

              J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

              K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

              L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

              M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

              N. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

              O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

              P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

              Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

              R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

              S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

              T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

              U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

              W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

              X. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

              Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

              Z. PLAN EFFECTIVE DATE shall mean the date on which the Plan is adopted by the Board.

              AA. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Plan.

              BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

              CC. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

              DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

              EE. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

              FF. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non--employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

              GG. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

              HH. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

              II. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

              JJ. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              KK. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

              LL. TAXES shall mean the Federal, state and local income and employment withholding tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

              MM. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                                                      APPENDIX B

                              i2 TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                (As Amended and Restated Through April 11, 1999)


         I.   PURPOSE OF THE PLAN

              This Employee Stock Purchase Plan is intended to promote the interests of i2 Technologies, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

              Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         II.  ADMINISTRATION OF THE PLAN

              The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

         III. STOCK SUBJECT TO PLAN

              A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,500,000 shares(1).

              B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

         IV.  PURCHASE PERIODS

              A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

----------------------
(1) Share numbers have been adjusted to reflect the 2 for 1 stock split effected on June 2, 1998.

              B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in May to the last business day in October and from the first business day in November to the last business day in April. However, the first purchase period shall begin at the Effective Time and end on the last business day in October 1996.

         V.   ELIGIBILITY

              A. Each individual who is an Eligible Employee at the Effective Time may enter a purchase period under the Plan on the start date of such purchase period, provided he or she remains an Eligible Employee on that date.

              B. Each individual who becomes an Eligible Employee after the Effective Time may enter a purchase period under the Plan after completion of thirty (30) days of Service, provided he or she is an Eligible Employee on the start date of such purchase period.

              C. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.

         VI.  PAYROLL DEDUCTIONS

              A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each purchase period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the entire purchase period. The Participant may not increase his or her rate of payroll deduction during a purchase period. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

              B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

              C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

              D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

         VII. PURCHASE RIGHTS

              A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

              Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

              B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on such date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for that purchase period.

              C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

              D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 2,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

              E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

              F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                  (i) A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                  (ii)The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.

                  (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw the payroll deductions collected during such purchase period or (b) have such funds held for the purchase of shares at the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

              G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

              The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

              H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

              I. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

              J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

        VIII. ACCRUAL LIMITATIONS

              A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

              B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                  (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

                  (ii)No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

              C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

              D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

         IX.  EFFECTIVE DATE AND TERM OF THE PLAN

              A. The Plan was adopted by the Board in March 1996 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial purchase period hereunder shall be refunded.

              B. The Plan was amended and restated on April 11, 1999 to increase the number of shares of common stock available under the Plan by 1,500,000 shares to 2,500,000 shares. No purchase rights shall be granted and no shares of Common Stock shall be granted on the basis of such 1,500,000 share increase unless and until the shareholders approve the increase at the 1999 Annual Meeting.

              C. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2006, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

         X.   AMENDMENT OF THE PLAN

              The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         XI.  GENERAL PROVISIONS

              A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

              B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

              C. The provisions of the Plan shall be governed by the laws of the State of Texas without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN


                              i2 Technologies, Inc.
                              i2 Technologies (Canada), Inc.
                              i2 Technologies, Limited
                              i2 Technologies GmbH
                              i2 Technologies Pte. Ltd.
                              InterTrans Logistics Solutions Limited

                                    APPENDIX


              The following definitions shall be in effect under the Plan:

              A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

              B. BOARD shall mean the Corporation's Board of Directors.

              C. CODE shall mean the Internal Revenue Code of 1986, as amended.

              D. COMMON STOCK shall mean the Corporation's common stock.

              E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424, whether now existing or subsequently established.

              F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii)the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

              G. CORPORATION shall mean i2 Technologies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of i2 Technologies, Inc. which shall by appropriate action adopt the Plan.

              H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

              I. ELIGIBLE EMPLOYEE shall mean any person who employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

              J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii)If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) For purposes of the initial purchase period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

              K. ACT shall mean the Securities Act of 1933, as amended.

              L. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

              M. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

              N. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

              O. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

              P. PURCHASE DATE shall mean the last business day of each purchase period.

              Q. SERVICE shall mean an individual's performance of services for the Corporation or any Corporate Affiliate as an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

              R. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

              S. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                                                      APPENDIX C
                              i2 TECHNOLOGIES, INC.
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                (As Amended and Restated Through April 11, 1999)


I.       PURPOSE OF THE PLAN

              This International Employee Stock Purchase Plan is intended to promote the interests of i2 Technologies, Inc. by providing eligible employees of the Corporation's Foreign Subsidiaries with the opportunity to acquire a proprietary interest in the Corporation through the purchase of shares of the Corporation's common stock at periodic intervals.

              Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.      ADMINISTRATION OF THE PLAN

              The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.     STOCK SUBJECT TO PLAN

              A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan and the U.S. Plan shall not exceed 2,500,000 shares(1).

              B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan and the U.S. Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.      PURCHASE PERIODS

              A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

-------------------
(1) Share numbers have be adjusted to reflect the 2 for 1 stock split effected June 2, 1998.

              B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in May to the last business day in October the same year and from the first business day in November to the last business day in April of the following year. The first purchase period shall begin on the Effective Date and end on the last business day in October 1997.

V.       ELIGIBILITY

              A. Each Eligible Employee may enter a purchase period under the Plan after completion of thirty (30) days of Service, provided he or she is an Eligible Employee on the start date of such purchase period.

              B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment form(s) prescribed by the Plan Administrator and file such form(s) with the Plan Administrator (or its designate) on or before the start date of the purchase period. However, any Employee of a Foreign Subsidiary who is a participant in the U.S. Plan immediately prior to the Effective Date shall automatically become a Participant in the initial purchase period under the Plan and such individual's payroll deductions under the Plan shall continue at the same rate authorized under the U.S. Plan immediately prior to the Effective Date unless the Participant shall change such rate in accordance with Section VI.C.

VI.      PAYROLL DEDUCTIONS

              A. Except to the extent otherwise provided in the Plan (or any addendum thereto) or authorized by the Plan Administrator, the purchase price for the shares of Common Stock acquired under the Plan shall be paid from accumulated payroll deductions authorized by the Participant.

              B. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each purchase period, up to a maximum of fifteen percent (15%). The payroll deduction authorized by the Participant shall be collected in the currency in which paid by the Foreign Subsidiary. The payroll deductions collected during each calendar month shall be converted into U.S. Dollars on the Monthly Exchange Date for that month on the basis of the exchange rate in effect on that date. The Plan Administrator shall have the absolute discretion to determine the applicable exchange rate to be in effect for each Monthly Exchange Date by any reasonable method which may be based on the exchange rate actually available in the ordinary course of business on such date. Any changes or fluctuations in the exchange rate at which the payroll deductions collected on the Participant's behalf are converted into U.S. Dollars on each Monthly Exchange Date shall be borne solely by the Participant.

              C. The rate of payroll deduction authorized by each Participant shall continue in effect from purchase period to purchase period, except to the extent such rate is changed in accordance with the following guidelines.

                  (i) The Participant may not increase his or her rate of payroll deduction during a purchase period.

                  (ii)The Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one
         (1) such reduction per purchase period.

              D. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, initially in the currency in which paid by the Foreign Subsidiary until converted into U.S. Dollars on the applicable Monthly Exchange Date. Accordingly, all purchases of Common Stock under the Plan are to be made with the U.S. Dollars into which the payroll deductions for the purchase period have been converted on each applicable Monthly Exchange Date within that purchase period. Except to the extent otherwise provided by the Plan (including any addendum thereto) or by the Plan Administrator, the amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

              E. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

              F. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

VII.     PURCHASE RIGHTS

              A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

              Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (directly or indirectly within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

              B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on such date. The purchase shall be effected by applying the Participant's payroll deductions (as converted into U.S. Dollars) for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for that purchase period.

              C. PURCHASE PRICE. The U.S. Dollar purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

              D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of shares obtained by dividing the amount collected from the Participant through payroll deductions (as converted into U.S. Dollars) during the purchase period ending with that Purchase Date by the purchase price in effect for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 2,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

              E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded in the currency in which paid by the Foreign Subsidiary.

              F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                  (i) A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded in the currency in which paid by the Foreign Subsidiary or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                  (ii)The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment form(s)) on or before the start date of the new purchase period.

                  (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded in the currency in which paid by the Foreign Subsidiary. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw the payroll deductions collected during such purchase period or (b) have such funds held for the purchase of shares at the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

              G. TRANSFER OF EMPLOYMENT. In the event that a Participant who is an Employee of a Foreign Subsidiary is transferred and becomes an Employee of the Corporation during a purchase period under the Plan, such individual shall continue to remain a Participant in the Plan and payroll deductions shall continue to be collected until the next purchase date as if the Participant had remained an Employee of the Foreign Subsidiary.

              In the event that an Employee of the Corporation who is a participant in the U.S. Plan is transferred and becomes an Employee of a Foreign Subsidiary during a purchase period in effect under the U.S. Plan, such individual shall automatically become a Participant under the Plan for the duration of the purchase period in effect at that time under the Plan and the balance in such individual's book account maintained under the U.S. Plan shall be transferred as a balance to a book account opened for such individual under the Plan. Such balance, together with all other payroll deductions collected from such individual by the Foreign Subsidiary for the remainder of the purchase period under the Plan (as converted into U.S. Dollars), shall be applied on the next purchase date to the purchase of Stock under the Plan.

              H. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs, as converted into U.S. Dollars on the applicable Monthly Exchange Dates and at the time of the Corporate Transaction as set forth below, to the purchase of shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase. Payroll deductions not yet converted into U.S. Dollars at the time of the Corporate Transaction shall be converted from the currency in which paid by the Foreign Subsidiary into U.S. Dollars on the basis of the exchange rate in effect at as determined by the Plan Administrator at the time of the Corporate Transaction.

              The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

              I. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan and the U.S. Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant (and each participant in the U.S. Plan), to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

              J. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

              K. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.    ACCRUAL LIMITATIONS

              A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand U.S. Dollars (U.S.$25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

              B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                  (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

                  (ii)No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand U.S. Dollars (U.S.$25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

              C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded in the currency in which paid by the Foreign Subsidiary.

              D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.      EFFECTIVE DATE AND TERM OF THE PLAN

              A. The Plan was adopted by the Board on November 20, 1996 and shall become effective on the Effective Date, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such compliance is not effected within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial purchase period hereunder shall be refunded.

              The Plan was amended and restated on April 11, 1999 to increase the number of shares of Common Stock available under the Plan and the U.S. Plan by 1,500,000 shares to 2,500,000 shares. No purchase rights shall be granted and no shares of Common Stock shall be granted on the basis of such 1,500,000 shares increase unless and until the shareholders approve the increase at the 1999 Annual Meeting.

              B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2006, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.       AMENDMENT OF THE PLAN

              The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period.

XI.      GENERAL PROVISIONS

              A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

              B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

              C. Except to the extent otherwise provided in any addendum to the Plan, the provisions of the Plan shall be governed by the laws of the State of Texas without resort to that State's conflict-of-laws rules.

              D. A Foreign Subsidiary or the Plan Administrator, as the case may be, shall have the right to deduct from any payment to be made under this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash, payment by each Participant of any tax required by applicable law to be withheld.

              E. Additional provisions for individual Foreign Subsidiaries may be incorporated in one or more Addenda to the Plan. Such Addenda shall have full force and effect with respect to the Foreign Subsidiaries to which they apply. In the event of a conflict between the provisions of such an Addendum and one or more other provisions of the Plan, the provisions of the Addendum shall be controlling.

                                   SCHEDULE A

                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN


                  i2 Technologies Pty Ltd.
                  i2 Technologies (Canada), Inc.
                  i2 Technologies, Limited
                  i2 Technologies GmbH
                  i2 Technologies N.V.
                  i2 Technologies A/S
                  i2 technologies SARL
                  i2 Technologies Japan K.K.
                  i2 Technologies Pte Ltd.
                  InterTrans Logistics Solutions Limited

                                    APPENDIX


              The following definitions shall be in effect under the Plan:

              A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Foreign Subsidiaries during such individual's period of participation in the Plan. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

              B. BOARD shall mean the Corporation's Board of Directors.

              C. CODE shall mean the U.S. Internal Revenue Code of 1986, as amended.

              D. COMMON STOCK shall mean the Corporation's common stock.

              E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation whether now existing or subsequently established.

              F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii)the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.


              G. CORPORATION shall mean i2 Technologies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of i2 Technologies, Inc. which shall by appropriate action adopt the Plan.

              H. EFFECTIVE DATE shall mean May 1, 1997. Any Foreign Subsidiary which elects, with the approval of the Board, to extend the benefits of this Plan to its employees after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

              I. ELIGIBLE EMPLOYEE shall mean any person who employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

              J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (iii) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the U.S. Dollar closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the U.S. Dollar closing selling price on the last preceding date for which such quotation exists.

                  (iv)If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the U.S. Dollar closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no U.S. Dollar closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the U.S. Dollar closing selling price on the last preceding date for which such quotation exists.

              K. FOREIGN SUBSIDIARY shall mean any non-U.S. Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Foreign Subsidiaries participating in the Plan as of the Effective Date are listed in attached Schedule A.

              L. MONTHLY EXCHANGE DATE shall mean the last U.S. business day of each month during a purchase period, on which date the foreign currency payroll deductions collected on behalf of the Participants during that month are to be converted into U.S. Dollars.

              M. 1933 ACT shall mean the Securities Act of 1933, as amended.

              N. PARTICIPANT shall mean any Eligible Employee of a Foreign Subsidiary who is actively participating in the Plan.

              O. PLAN shall mean the Corporation's International Employee Stock Purchase Plan, as set forth in this document.

              P. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

              Q. PURCHASE DATE shall mean the last business day of each purchase period.

              R. SERVICE shall mean an individual's performance of services for the Corporation or any Corporate Affiliate as an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

              S. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

              T. U.S. PLAN shall mean the i2 Technologies, Inc. Employee Stock Purchase Plan.

                                    ADDENDUM


                     PROVISIONS FOR AUSTRALIAN PARTICIPANTS

              The following provisions shall apply with respect to Participants (the "Australian Participants") who perform services for i2 Technologies Pty Ltd.

              1. The Corporation or Foreign Subsidiary employing one or more Australian Participants shall establish an interest-bearing bank account (a "Contributions Account") in Australia for such Participants. The account shall be maintained solely for the purpose of depositing payroll deductions authorized by such Participants under the Plan. Accordingly, all payroll deductions for each Australian Participant shall be immediately deposited in the Contributions Account and held in trust for that participant.

              2. All interest accrued on behalf of an Australian Participant in the Contributions Account shall be paid to such individual on each Purchase Date. All payroll deductions accumulated in such account on behalf of each Australian Participant prior to each Purchase Date shall be applied to the purchase of shares of Common Stock on such Purchase Date in accordance with the Plan.

              3. Any payroll deductions that are refunded to an Australian Participant in accordance with the Plan shall be refunded with any interest accrued on the individual's behalf in the Contributions Account less any government charges or fees deducted in respect of those moneys by the bank at which the Contributions Account is established.

              4. The Plan Administrator shall prescribe one enrollment form to be completed by an Australian Participant to participate in the Plan. On such enrollment form, the Australian Participant must (i) specify the percentage of his or her Base Salary in accordance with Section VI.B that he or she elects to have deducted and applied for the purchase of the Common Stock under the Plan and (ii) authorize the Plan Administrator to apply the amount specified in the preceding clause in accordance with the Plan.

              5. The provisions of the Plan with respect to Australian Participants shall be governed by the laws of New South Wales without resort to that State's conflict of laws rules.

PROXY
                              i2 TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 1999

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Sanjiv S. Sidhu and David F. Cary, and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote the shares of Common Stock, par value $0.00025 per share, of i2 Technologies, Inc. ("i2"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of i2 to be held at the La Cima Club, The Towers at Williams Square, 5215 North O'Connor Road, Irving, Texas on Monday, May 24, 1999 at 9:30 a.m. (Central Time), and any adjournment thereof.

         1.       The election of Class II directors.

                  [ ]      FOR Sandeep (Sandy) R. Tungare.

                  [ ]      WITHHOLD AUTHORITY to vote for Sandeep R. Tungare.

                  [ ]      FOR Harvey B. Cash.

                  [ ]      WITHHOLD AUTHORITY to vote for Harvey B. Cash.

         2. Approval of the amendment to the 1995 Stock Option/Stock Issuance Plan.

                  [ ]      FOR       [ ]    AGAINST      [ ]   ABSTAIN

         3.       Approval of the amendment to the Employee Stock Purchase Plan.

                  [ ]      FOR       [ ]    AGAINST      [ ]   ABSTAIN

         4. Approval of the amendment to the Restated Certificate of Incorporation.

                  [ ]      FOR       [ ]    AGAINST      [ ]   ABSTAIN

         5. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Items 1, 2, 3, and 4. Any holder who wishes to withhold the discretionary authority referred to in Item 5 above should mark a line through the entire item.

         Receipt of the Proxy Statement dated April 26, 1999, is hereby acknowledged.

                                                Dated:                     ,1999
                                                      ---------------------


                                            ----------------------------------
                                                        Signature(s)
                                            (Please sign exactly and as fully as
                                            your name appears on your stock
                                            certificate. If shares are held
                                            jointly, each stockholder should
                                            sign.)

    PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE